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                                                                  Exhibit 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 333-40688, 333-93949 and 333-74642) of OfficeMax,
Inc. of our report dated April 15, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Cleveland, Ohio
April 15, 2002